UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 13, 2007, Superior Energy Services, Inc. (the “Company”), SESI, L.L.C., a subsidiary of the Company (“SESI”), Advanced Oilwell Services, Inc., a subsidiary of the Company (“AOS”), certain other subsidiaries of the Company (the “Subsidiary Guarantors”) and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), entered into two Supplemental Indentures. One Supplemental Indenture was entered into pursuant to the Indenture dated as of May 22, 2006, by and among the Company, SESI, the Subsidiary Guarantors and the Trustee, with respect to SESI’s 6 7/8% Senior Notes due 2014. The other Supplemental Indenture was entered into pursuant to the Indenture dated as of December 12, 2006, by and among the Company, SESI, the Subsidiary Guarantors and the Trustee, with respect to SESI’s 1.50% Senior Exchangeable Notes due 2026. The purpose of the Supplemental Indentures is to amend the respective Indentures to add AOS as a Subsidiary Guarantor with respect to the 6-7/8% Senior Notes due 2014 and the 1.50% Senior Exchangeable Notes due 2026, effective as of August 29, 2007.
     The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 12, 2007, the Company’s Board of Directors adopted Amended and Restated Bylaws to, among other things, reflect updates to comply with recent changes to Delaware General Corporate Law and other applicable law. The foregoing description of the Company’s Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3(ii) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
     On September 18, 2007, the Company issued a press release announcing that the Company’s Board of Directors has authorized the Company to repurchase from time to time up to $350 million in the Company’s outstanding shares of common stock. The stock repurchase program will expire on December 31, 2009. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

3(ii)	Amended and Restated Bylaws of the Company (as amended through September 12, 2007).

4.1	Supplemental Indenture, dated September 13, 2007 but effective as of August 29, 2007, by and among AOS, SESI, the other Guarantors (as defined in the Indenture referred to therein) and the Trustee.

4.2	Supplemental Indenture, dated September 13, 2007 but effective as of August 29, 2007, by and among AOS, SESI, the other Guarantors (as defined in the Indenture referred to therein) and the Trustee.

99.1	Press release issued by the Company, dated September 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: September 18, 2007

EXHIBIT INDEX

Exhibit
Number	Description

3(ii)	Amended and Restated Bylaws of the Company (as amended through September 12, 2007).

4.1	Supplemental Indenture, dated September 13, 2007 but effective as of August 29, 2007, by and among AOS, SESI, the other Guarantors (as defined in the Indenture referred to therein) and the Trustee.

4.2	Supplemental Indenture, dated September 13, 2007 but effective as of August 29, 2007, by and among AOS, SESI, the other Guarantors (as defined in the Indenture referred to therein) and the Trustee.

99.1	Press release issued by the Company, dated September 18, 2007.